Financial Instruments - Summary of Net Cash Position (Detail) - USD ($) $ in Thousands	Mar. 31, 2019	Apr. 01, 2018	Mar. 31, 2018	Mar. 31, 2017	Mar. 31, 2016
Disclosure of detailed information about financial instruments [abstract]
Cash and cash equivalents	$ 85,444	$ 99,829	$ 99,829	$ 69,803	$ 41,854
Investments	150,400		121,502
Long-term debt (includes current portion)	(61,800)		(89,900)
Net cash position	$ 174,044		$ 131,431